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                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement ("Agreement") is made and entered into as of January ___, 1996, by and between Microtek Medical, Inc. (the "Company") and Chemical Bank (the "Holder").

     For good and valuable consideration, the parties hereby agree as follows:

     1. DEFINITIONS. As used in this Agreement, the following capitalized terms shall have the following meanings:

     BOARD:  The Board of Directors of the Company.

     COMMON STOCK:  The common stock of the Company.

     MISSTATEMENT: An untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus not misleading.

     PERSON: A natural person, partnership, corporation, business trust, association, joint venture or other entity or a government or agency or political subdivision thereof.

     PROSPECTUS: The prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

     REGISTRATION: A Demand Registration described in Section 2(a) and a Piggyback Registration described in Section 2(b) hereof.

     REGISTRATION EXPENSES: The out-of-pocket expenses of a Registration, including:

          (1) all registration and filing fees (including fees with respect to filings required to be made with the National Association of Securities Dealers, Inc.) and any securities exchange on which the Common Stock is then listed;

          (2) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities);

          (3)  printing, messenger, telephone and delivery expenses;

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          (4)  reasonable fees and disbursements of counsel for the Company; and

          (5) reasonable fees and disbursements of all independent certified public accountants of the Company incurred specifically in connection with such Registration.

     REGISTRABLE SECURITIES: (a) The shares of Common Stock acquired by the Holder or its assigns in connection with the exercise of remedies under that certain Pledge Agreement, dated as of January , 1996, made by MicroPartners, L.P. to Holder, (b) any securities issued or issuable with respect to such Common Stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; PROVIDED that any such share or security shall be deemed to be Registrable Securities only if and so long as it is a Transfer Restricted Security.

     REGISTRATION STATEMENT: Any registration statement which covers Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

     SECURITIES ACT: The Securities Act of 1933, as from time to time amended.

     SEC:  The Securities and Exchange Commission.

     TRANSFER RESTRICTED SECURITY: A security that has not been sold to or through a broker, dealer or underwriter in a public distribution or other public securities transaction or sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Rule 144(k) promulgated thereunder (or any successor rule other than Rule
144A). The foregoing notwithstanding, a security shall remain a Transfer Restricted Security until (i) all stop transfer instructions or notations and restrictive legends with respect to such security are eligible to be removed and (ii) the holder of such security has received an opinion of counsel to the Company, to the effect that such shares in such holder's hands are freely transferable in any public or private transaction without registration under the Securities Act (or such holder has waived receipt of such opinion).

     UNDERWRITTEN REGISTRATION or UNDERWRITTEN OFFERING: A registration in which securities of the Company are sold to an underwriter for distribution to the public.



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     2.  REGISTRATIONS.

     (a) DEMAND REGISTRATION. If at any time (but only on one occasion) the Company shall receive from the Holder a written request to register at least 25% of the Registrable Securities owned by the Holder, then the Company shall, subject to the provisions of subsection (c) below, effect as soon thereafter as practicable, and in any event within 60 days of the receipt of such request, the Registration under the Securities Act of all Registrable Securities which the Holder requests to be registered within 30 days of the receipt of such notice by the Company. If the Holder initiating the registration request hereunder intends to distribute the Registrable Securities covered by their request by means of an Underwritten Offering, it shall so advise the Company as a part of its request made pursuant to this subsection. The underwriter shall be selected by the Holder, subject to the approval (which shall not be unreasonably withheld) by the Company.

     (b) PIGGYBACK REGISTRATION. Each time the Company decides to file a Registration Statement under the Securities Act (other than on Forms S-4 or S-8 or any successor form for the registration of securities issued or to be issued in connection with a merger or acquisition or employee benefit plan), the Company shall give written notice thereof to the Holder. The Company shall include in such Registration Statement such shares of Registrable Securities for which it has received written requests to register such shares within 30 days after such written notice has been given. If the Registration Statement is to cover an Underwritten Offering for equity securities of the Company, either (i) such Registrable Securities shall be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters or (ii) the Holder shall agree to such customary standstill provisions as the underwriters may request. If in the good faith judgment of the managing underwriter in any Underwritten Offering, the inclusion of all of the shares of Registrable Securities and any other Common Stock requested to be registered by third parties holding similar registration rights would interfere with the successful marketing of a smaller number of such shares, then the number of shares of Registrable Securities and other Common Stock to be included in the offering (except for shares to be issued by the Company in an offering initiated by the Company) shall be reduced to such smaller number, with the participation in such offering by the holders of Registrable Securities to be on a prorata basis (measured on the basis of the number of shares of Common Stock requested to be so registered) with the participation by other holders of Common Stock.

     (c) GENERAL. The Company may defer the filing of a Registration Statement hereunder, or defer the use of a Registration Statement already filed, for a period of up to 30 days based on the good faith judgment of its Board of Directors that such delay is needed to avoid premature disclosure of a matter the Board has determined

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should not, in the best interest of the Company, and need not be, currently disclosed; PROVIDED, that the Company shall promptly notify the Holder in writing of any such action and PROVIDED, FURTHER, that the Company shall bear all expenses which would otherwise have been charged to the Holder in connection with such withdrawn Registration Statement; and PROVIDED STILL FURTHER that no request by the Holder pursuant to this Section 2 with respect to such withdrawn Registration Statement shall be counted for purposes of the limitation described above.

     3. REGISTRATION PROCEDURES. If and whenever the Company is required to register Registrable Securities, the Company will use its best efforts to effect such registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and file with the SEC as soon as practicable a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective and remain effective until the Registrable Securities covered by such Registration Statement have been sold;

          (b) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holder, or any underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

          (c) deliver to the Holder and the underwriters, if any, without charge, as many copies of each Prospectus (and each preliminary prospectus) as such Persons may reasonably request (the Company hereby consenting to the use of each such Prospectus (or preliminary prospectus) by the selling Holder and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus (or preliminary prospectus) and a reasonable number of copies of the then-effective Registration Statement and any post-effective amendments thereto and any supplements to the Prospectus, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

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          (d)  prior to any public offering of Registrable Securities, register or qualify or cooperate with the Holder, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holder or underwriters may designate in writing and do anything else necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; PROVIDED that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

          (e) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

          (f) provide a transfer agent and registrar for all such Registrable Shares not later than the effective date of such Registration Statement;

          (g) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

          (h) at least three days prior to the filing of any Registration Statement or prospectus or any amendment or supplement to such Registration Statement or prospectus or any document that is to be incorporated by reference into such Registration Statement or prospectus, furnish a copy thereof to each seller of such Registrable Shares;

          (i) notify the Holder at any time when a prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 7; and

          (j) permit a representative of the Holder, the underwriters, if any, and any attorney or accountant retained by such Holder or underwriter to participate, at each such Person's own expense, in the preparation of the Registration Statement, and cause the Company's officers, directors and

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     employees to supply all information reasonably requested by any such representative, underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives, underwriters, attorneys or accountants enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information.

     4. REGISTRATION EXPENSES. Except as other provided in paragraph 2(c) above, the Registration Expenses of all Demand Registrations shall be borne by the Holder. The Registration Expenses of all Piggyback Registrations shall be borne by the Company, except that (i) any incremental expenses associated with the inclusion of the Holder's shares shall be borne by the Holder and (ii) the fees and disbursements of any counsel to the selling security holders shall be paid by such holders if such security holders are unwilling to be represented by counsel to the Company. It is acknowledged by the Holder that the Holder will bear all incremental selling expenses relating to the sale of the Registrable Securities, such as underwriters' commissions and discounts, brokerage fees and underwriter marketing costs.

     5. REQUIREMENTS FOR PARTICIPATION IN UNDERWRITTEN OFFERINGS. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Company and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements; PROVIDED, that the terms of such underwriting arrangement in connection with the sale of Registrable Securities shall be no less favorable than the terms afforded to any other holder of securities participating in the Underwritten Offering.

     6.  INDEMNIFICATION.

          (a) The Company agrees to indemnify, to the extent permitted by law, the holder of Registrable Shares, its officers and directors and each Person who controls such holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses (including attorneys' fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of

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     the Registration Statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an Underwritten Offering, the Company will indemnify such underwriters, their officers and directors and each Person who controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holder.

          (b) In connection with any Registration Statement in which a holder of Registrable Shares is participating, such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or prospectus and, to the extent permitted by law, will indemnify the Company, its directors and officers and agents and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including without limitation reasonable attorneys' fees) resulting from any untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such holder expressly for use therein; provided that the obligation to indemnify will be several, not joint and several, among such holders of Registrable Shares, and the liability of each such holder of Registrable Shares will be in proportion to and limited to the net amount received by such holder from the sale or Registrable Shares pursuant to such Registration Statement.

          (c) Any person entitled to indemnification herein will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a

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     conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

     7. SUSPENSION OF SALES. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, the holder shall forthwith discontinue disposition of Registrable Securities until such holder has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until such holder is advised in writing by the Company that the use of the Prospectus may be resumed.

     8.  MISCELLANEOUS

     (a) NOTICES. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier or air courier guaranteeing overnight delivery: (i) if to a holder of Registrable Securities, at the most current address set forth in the Company's stock transfer books and, if to the Holder, at 633 Third Avenue, 7th Floor, New York, New York 10017 (attention:
Credit Deputy) and (ii) if to the Company, at 512 Lehmberg Road, Columbus, Mississippi 39704. All such notices and communications shall be deemed to have been duly given: at the time delivered by hand (including by telecopy), if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if to an air courier guaranteeing overnight delivery.

     (b) SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Company. This Agreement may not be assigned by the Holder without the prior written consent of the Company (which shall not be withheld in the case of the sale or transfer of substantially all of the Registrable Securities to not more than one party).

     (c) COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when

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so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     (d) GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Mississippi.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                         MICROTEK MEDICAL, INC.


                         By:
                            ------------------------------------------------
                              Kimber L. Vought,
                              President


                         CHEMICAL BANK


                         By:
                            ------------------------------------------------
                              Its:
                                  ------------------------------------------










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